AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 13, 1997



                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                  MAY 9, 1997




                                 MAUI USA INC.
              (Exact Name of Registrant as Specified in Charter)




NEVADA                     33-55254-34                 87-0485322
(State or Other          (Commission File          (I.R.S. Employer
Jurisdiction of               Number)                Identification
Incorporation)                                          Number)


           505 FRONT STREET, SUITE 233, LAHAINA, MAUI, HAWAII 96761
            (Address of Principal Executive Offices)    (Zip Code)

                   Registrant's telephone number, including
                          area code:  (808) 667-0647

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)   Previous independent accountants

(i) On May 9, 1997, due to the closing of their Honolulu office, Price Waterhouse LLP declined to stand for re-election as the independent accountants for Maui USA Inc.

(ii) The reports of Price Waterhouse LLP on the financial statements for the past two fiscal years contained no adverse opinions or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

(iii) Not Applicable.

(iv) In connection with its audits for the two most recent fiscal years and through May 9, 1997, there have been no disagreements with Price Waterhouse LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Price Waterhouse LLP would have caused them to make reference thereto in their report on the financial statements for such years.

(v) The Registrant has requested that Price Waterhouse LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated May 9, 1997, is filed as
      Exhibit 16.1 to this Form 8-K.

(b)   New independent accountants

(i) The Registrant engaged Coopers & Lybrand LLP as its new independent accountants as of May 9, 1997.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Not applicable

          (b)  Not applicable.

          (c)  The following exhibits are filed with this report:

Exhibit Number                Description

      16.1                    Letter from Price Waterhouse LLP dated May 9,
                              1997.

                                  SIGNATURES


     In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: May 13, 1997           MAUI USA INC.
                              By:/s/ Myron O. Kirkeby
                                 Myron O. Kirkeby
                                 President, Chief Executive
                                 Officer and Treasurer

                                 EXHIBIT INDEX


Exhibit Number                Description

     16.1                     Letter from Price Waterhouse LLP dated May 9,
                              1997